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Exhibit 10.20

FIFTH AMENDMENT TO CREDIT AGREEMENT

        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (herein called the "Fifth Amendment") dated as of the 17th day of December, 2004, by and among PACIFIC ENERGY GROUP LLC, a Delaware limited liability company ("Borrower"), PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership ("Pacific Energy Partners"), and FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), and the Lenders referred to below.

W I T N E S S E T H:

        WHEREAS, Borrower, Pacific Energy Partners, Administrative Agent, the Syndication Agent, Co-Documentation Agents, Arrangers party thereto and the lenders party thereto ("Lenders") have entered into that certain Credit Agreement dated as of July 19, 2002, as amended by a First Amendment to Credit Agreement dated July 18, 2003, a Second Amendment to Credit Agreement dated December 12, 2003, a Third Amendment to Credit Agreement dated as of April 23, 2004, and a Fourth Amendment to Credit Agreement dated as of May 28, 2004 (as so amended, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to extend credit to Borrower as therein provided;

        WHEREAS, The Anschutz Corporation, a Kansas corporation, and PPS Holding Company, a Delaware corporation, have entered into that certain Purchase and Sale Agreement, dated as of October 29, 2004 (the "Purchase Agreement"), with LB Pacific, LP, a Delaware limited partnership; and

        WHEREAS, upon the completion of the transactions contemplated by the Purchase Agreement (the "Transactions"), the Anschutz Group will cease to own a majority of the combined voting power of the Equity Interests in Pacific Energy GP, Inc., a Delaware corporation and the sole general partner of Pacific Energy Partners, which will result in a Change of Control under the Original Agreement; and

        WHEREAS, Pacific Energy Partners has requested that the Majority Lenders consent to such Change of Control and that the Original Agreement be amended for the purposes expressed herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.—Definitions and References

        Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Fifth Amendment.

ARTICLE II.—Amendments to Original Agreement

        Section 2.1. Definitions. The definition of "Change of Control" is amended in its entirety to read as follows:

          "'Change of Control' means the occurrence of any of the following events: (a) any person or group (within the meanings of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any Excepted Persons, shall be the legal or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 35% of the combined voting power of the then total partnership interests (including all securities which are convertible into partnership interests) of Pacific Energy Partners, or (b) Pacific Energy Partners shall not be the sole legal and beneficial owner (as defined above) of all of the limited liability company interests of Borrower (including all securities which are convertible into limited liability company interests), or (c) the General Partner shall cease to be the sole general partner of Pacific Energy Partners, or (d) Excepted Persons shall not collectively own, directly or indirectly, more than 50% of the combined voting power of the Equity Interests in the General Partner. "Excepted Persons" means any Person with respect to which Lehman Brothers Holdings, Inc. possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise."

ARTICLE IIA.—Consent

        Section 2A.1. Consent. Majority Lenders hereby consent to the Transactions and the resulting Change of Control.

ARTICLE III.—Conditions of Effectiveness

        Section 3.1. Effective Date. This Fifth Amendment shall become effective, and is expressly conditioned, upon (a) the receipt by Administrative Agent, at Administrative Agent's office, of a counterpart of this Fifth Amendment executed and delivered by Borrower and Majority Lenders and (b) the closing of the Transactions.

ARTICLE IV.—Representations and Warranties

        Section 4.1. Representations and Warranties. In order to induce Administrative Agent and Majority Lenders to enter into this Fifth Amendment, Pacific Energy Partners and Borrower represent and warrant to each Lender that:

        (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Original Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented, as of a subsequent date with the consent of Majority Lenders).

        (b)   Each of Pacific Energy Partners and Borrower is duly authorized to execute and deliver this Fifth Amendment, Borrower is and will continue to be duly authorized to borrow monies under the Credit Agreement, and each of Pacific Energy Partners and Borrower is and will continue to be duly authorized to perform its obligations under the Credit Agreement. Pacific Energy Partners and Borrower have duly taken all action necessary to authorize the execution and delivery of this Fifth Amendment and to authorize the performance of the obligations of Pacific Energy Partners and Borrower hereunder.

        (c)   The execution and delivery by each Related Person of this Fifth Amendment, the performance by each Related Person of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of any Related Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Related Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Related Person. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Person of this Fifth Amendment or the consummation by any Related Person of the transactions contemplated hereby.

        (d)   When duly executed and delivered, each of this Fifth Amendment, and the Credit Agreement will be a legal and binding obligation of Pacific Energy Partners and Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.—Miscellaneous

        Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Pacific Energy Partners and Borrower herein shall survive the execution and delivery of this Fifth Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, Pacific Energy Partners and Borrower under this Fifth Amendment and under the Credit Agreement.

        Section 5.3. Loan Documents. This Fifth Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 5.4. Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

        Section 5.5. Counterparts. This Fifth Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fifth Amendment.

        THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first written above.

BORROWER:	PACIFIC ENERGY GROUP LLC
	By:	/s/ GERRY TYWONIUK Gerry Tywoniuk, Senior Vice President, Chief Financial Officer and Treasurer
PACIFIC ENERGY PARTNERS:	PACIFIC ENERGY PARTNERS, L.P.
	By:	PACIFIC ENERGY GP, INC. its general partner
		By:	/s/ GERRY TYWONIUK Gerry Tywoniuk, Senior Vice President, Chief Financial Officer
FLEET NATIONAL BANK, Administrative Agent, LC Issuer and a Lender
	By:	/s/ ALLISON IR. GOODWIN Allison IR. Goodwin, Director

Signature Page to Fifth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fifth Amendment to Credit Agreement dated as of December     , 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

The Bank of Nova Scotia Name of Lender
By:	/s/ V. GIBSON Name: V. Gibson Title: Assistant Agent

        In Witness Whereof, the undersigned Lender hereby enters into the Fifth Amendment to Credit Agreement dated as of December     , 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

BNP PARIBAS Name of Lender
By:	/s/ J. ONISCHUK Name: J. Onischuk Title: Director
By:	/s/ GREG SMOTHERS Name: Greg Smothers Title: Director

        In Witness Whereof, the undersigned Lender hereby enters into the Fifth Amendment to Credit Agreement dated as of December 17, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

Citicorp, USA, Inc. Name of Lender
By:	/s/ AMY PINCU Name: Amy Pincu Title: Vice President

        In Witness Whereof, the undersigned Lender hereby enters into the Fifth Amendment to Credit Agreement dated as of December 17, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

FORTIS CAPITAL CORP. Name of Lender
By:	/s/ DARRELL W. HOLLEY Name: Darrell W. Holley Title: Managing Director
By:	/s/ CASEY LOWARY Name: Casey Lowary Title: Senior Vice President

        In Witness Whereof, the undersigned Lender hereby enters into the Fifth Amendment to Credit Agreement dated as of December     , 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

U.S. Bank National Association Name of Lender
By:	/s/ MONTE E. DECKERD Name: Monte E. Deckerd Title: Vice President

CONSENT AND AGREEMENT

        The undersigned each hereby consents to the provisions of this Fifth Amendment and the transactions contemplated herein and hereby (a) ratifies and confirms the Guaranty dated as of July 19, 2002, made by it in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity), and the other Loan Documents to which it is a party and (b) agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC MARKETING AND TRANSPORTATION LLC ROCKY MOUNTAIN PIPELINE SYSTEM LLC RANCH PIPELINE LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood, Vice President of each above-named limited liability company

CONSENT AND AGREEMENT

        The undersigned hereby consents to the provisions of this Fifth Amendment and the transactions contemplated herein and hereby (a) ratifies and confirms the Guaranty dated as of July 19, 2002, made by it in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity), and the other Loan Documents to which it is a party and (b) agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC., its general partner
	By:	/s/ LYNN T. WOOD Lynn Wood, Vice President

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FIFTH AMENDMENT TO CREDIT AGREEMENT